                                             The Central European
                                             Equity Fund, Inc.
[LOGO]

LETTER TO THE SHAREHOLDERS

June 14, 1999

Dear Shareholder,

   During the second quarter ended April 30, 1999, the net asset value per share of the Central European Equity Fund declined 6.5% in US dollar terms, and the Fund's share price declined 6.4%. For the first six months of the fiscal year, the Fund's net asset value per share rose 2.9%, and its share price declined 1.4%. The Fund underperformed its customized MSCI index during the second quarter by 12.4% due to the fact that the index contains a Russian component while the Fund has had no Russian investments since August 1998.

   Although the Russian equity market has recovered from its lows of last October, it is still volatile, and we remain concerned with both the lack of political stability within the country, and its economic fundamentals. The collapse in real incomes will hamper consumer spending for the next few years, while the disintegration of the financial system will prevent a pick-up in domestic and foreign investment. In addition, the government's contribution to growth will also be limited as fiscal policy will have to be tight under an IMF program.

   Elsewhere, the outlook seems to have brightened considerably. Stronger than expected GDP growth figures from Germany surprised the market earlier this month demonstrating that growth in Euroland is picking up. Germany is beginning to feel the benefits of a weaker Euro. Export orders are accelerating as German goods become more competitive, leading to a pick-up in manufacturing. In addition, private consumption should continue to fuel economic growth, aided by this year's higher wage increases and tax relief for households. At quarter end, your Fund had 39.3% of its portfolio invested in Germany, as well as 24.7% in Poland, 22.1% in Hungary, and 6.6% in the Czech Republic. We are heavily invested in Central Europe because of the benefits stemming from their goal to join the European Union. These ambitions have had a considerably positive impact in the form of higher foreign direct investment in the region, and increased exports to the EU. Furthermore, the Central Europe region looks very attractive at current share price levels compared to other regions, where stock markets have risen substantially since the beginning of the year.

   The Central European Equity Fund continues its open-market purchases in an on-going effort to enhance shareholder value, buying 710,000 shares during the past six months.

                        Sincerely,


/s/ Michael W. R. Dobson                 /s/ Kenneth J. Tarr
------------------------------           --------------------------------------
Michael W. R. Dobson                     Kenneth J. Tarr
Chairman                                 President and Chief Executive Officer

FUND HISTORY AS OF APRIL 30, 1999


STATISTICS:

Net Assets ............................................................................................     $166,955,940
Shares Outstanding ....................................................................................       10,397,695
NAV Per Share .........................................................................................           $16.06


TOTAL RETURNS:
  Period                                                                                                           NAV
  ------                                                                                                           ---
6 months ended 4/30/99 .................................................................................           2.93%
1 year ended 10/31/98 ..................................................................................        (26.09)%
3 years ended 10/31/98* ................................................................................           2.99%
5 years ended 10/31/98* ................................................................................           6.72%
*  Average annual return


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                                                                     Ordinary         LT Capital
   Date                                                                       Income             Gains           Total
  ------                                                                     --------         ----------         -----
11/16/98 ..............................................................       $0.14                 --           $0.14
9/1/98 ................................................................       $0.01             $0.01            $0.02
11/17/97 ..............................................................       $1.54             $5.01            $6.55
9/3/97 ................................................................          --             $0.02            $0.02
12/19/96 ..............................................................       $0.11             $1.79            $1.90


Other Information:

NYSE Ticker Symbol ..................................................................................                CEE
NASDAQ Symbol .......................................................................................              XCEEX
Dividend Reinvestment Plan ..........................................................................                Yes
Voluntary Cash Purchase Program .....................................................................                Yes
Annual Expense Ratio ................................................................................              1.48%

PERFORMANCE
------------------------------------------------------------------------------------------------------------------------


                                   [BAR CHART]

                                   Ten months ended 10/31/98         Year ended 10/31/98          Six months ended 4/30/99
Net Asset Value                                             --                       (26.09)%                           2.93%
Market Value                                                --                       (22.89)%                         (1.35)%
MSCI+                                                 (24.68)%                             --                          16.35%


+ MSCI is a customized composite index consisting of leading securities in Central and Eastern Europe with the following country weightings: Germany 35%, Poland 20%, Hungary 15%, Russia 10%, Czech Republic 10%, and Austria 10%.

* Note: MSCI index weightings changed on Nov. 1, 1998. Fiscal 1998 weightings were: Germany 30%, Russia 20%, Hungary 17.5%, Poland 17.5%, and Czech Republic 15%.

10 LARGEST EQUITYHOLDINGS AS OF APRIL 30, 1999



                                                   % of                                                           % of
                                                 Portfolio                                                      Portfolio
                                                 ---------                                                      ---------
1. Matav                                            8.5            6. Siemens                                       4.2
2. Elektrim                                         6.1            7. Bank Austria                                  4.1
3. Mol Magyar Olaj-ES Gazipari                      5.7            8. Dresdner Bank                                 3.8
4. Telekomunikace Polska                            5.5            9. Mannesmann                                    3.7
5. SPT Telecom                                      4.4           10. Daimler-Chrysler                              3.6


[MAP]

                                       % of
Country                              Portfolio
-------                              ---------
Germany                                 39.3
Poland                                  24.7
Hungary                                 22.1
Czech Republic                           6.6
Australia                                6.1
Croatia                                  1.2
Total                                    100%

INTERVIEW WITH THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Question: Compared with other Western European countries like France, the German equity market has performed relatively poorly this year. Why is that?

Answer: The reason for Germany's underperformance since the beginning of the year has been mainly due to the political errors of the new government--most notably Oskar Lafontaine, the former finance minister. In just six months, Mr. Lafontaine infuriated business leaders by calling for above inflationary wage increases for manufacturing workers, who are already among the highest paid in Europe. In addition, under his anticipated corporate tax reforms, measures to curb tax loopholes were passed quickly, but without any reduction in the corporate tax rate, prompting some of Germany's biggest companies to threaten to move their headquarters abroad unless the government lowered the tax rate. However, things have begun to turn around. The resignation of Lafontaine ignited a rally in the German equity market, and his replacement, Hans Eichel, is widely respected in the business community. Mr. Eichel is determined to restore business confidence in Germany. He plans to put a comprehensive reform package before the cabinet by the end of June, which will include a revised corporate tax reform.

Question: Do you plan to reduce the equity holdings in Germany and reallocate them to the Emerging European countries?

Answer: At the present time, German equities look very attractive, and we therefore do not plan to reallocate funds away from Germany within the next six months. The outlook for the German economy continues to look brighter with each set of economic data that are released. GDP growth for the first quarter was much better than expected, industrial production is increasing to keep up with a surge in export orders, and business confidence has increased considerably, all suggesting Germany is pulling out of the economic slowdown it entered last year. Furthermore, the weak Euro will increase the demand for German goods as they become cheaper and more competitive. It is our view that the Euro will soon stabilize and then will begin to strengthen as European growth revives. Under this scenario, U.S. investors in German equities will enjoy both the local equity market returns as well as the return generated by a strengthening Euro.

Question: The Fund has almost half of its investments in Hungary and Poland. Why do you like these countries so much?

Answer: If you compare the growth in corporate earnings and equity valuations for Hungarian and Polish companies to companies in other regions, you will find that equity prices trade at a lower valuation than all other regions by a significant margin. A "PEG" ratio measures the price to earnings ratio relative to earnings growth. The lower the PEG ratio, the more growth an investor receives relative to valuation. For Western Europe, the ratio was 2.9; 2.0 for Latin America; 0.8 for Emerging Asia; 0.6 for Hungary; and only 0.5 for Poland. In our view, this gap will eventually close, with Hungary and Poland outperforming other regions.


Hanspeter Ackermann
Portfolio Manager
The Central European Equity Fund, Inc.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES

Germany

   After a relatively poor performance during the first quarter of 1999, the German equity market has begun to pick up. Consumer confidence is still at record highs, backed by the highest increase in real income since 1992. The average wage increase in the public sector of 3.5% represents a considerable improvement in real purchasing power, given the low inflation rate. Combined with a stabilization of the unemployment rate at current levels, we expect private consumption to continue to fuel economic growth in the second half of the year. In addition, manufacturing activity is beginning to show signs of improvement. Industrial production rose 1% in April after an increase of only 0.1% in March. Factory orders rose 3.3% during the month, boosted by an increase in orders from foreign customers. Also, business confidence rose in May, rebounding from a year and a half low. During the second half of the year, German corporations should begin to see the benefits of both the weak Euro and the one-half percentage reduction in interest rates by the European Central Bank. Both factors will have a positive impact on growth. As a result, forecasted GDP growth for Germany has been revised upward to 2.7% in 2000 from 1.5% this year.

Poland

   Poland continues to be our strongest overweight outside Germany due to its positive macroeconomic fundamentals. The Polish economy is expected to resume its strong growth, rising to 4.6% in 2000 from 3.6% in 1999. Signs point to a bottoming out of economic growth during the first quarter as industrial production picks up. After cutting interest rates aggressively earlier in the year to weaken the currency, there are indications that Poland is regaining its competitiveness as export orders to the West have increased.

Although its current account and budget deficits have widened during the first half of the year, these have been more than offset by strong foreign capital inflows. The enlarged budget deficit is unlikely to pose much financing problems as the country steps up its privatization program to finance further reforms. Privatization plans are now wide-ranging, with major state sell-offs in the telecommunications and banking sectors scheduled this year.

Hungary

   Hungary should record GDP growth of 4% this year, a better rate than virtually every country in the region, and is expected to rise to 5.2% next year. March industrial production was up 7% from the month before, the first monthly rise in six months. Industrial output has been growing strongly on the back of good export growth and domestic demand, and export revenues were up 8.5% compared to the first quarter last year. Hungary's inflation trend is positive, falling to 8.8% in 1999 versus 10.3% last year. As a result, interest rates have come down, falling from 16.8% in 1998 to 14% this year. Hungary remains very attractive as corporate earnings continue to grow strongly.

Czech Republic

         There are finally clear signs that the Czech economy may have reached a bottom and an economic recovery may be under way. Retail sales figures are beginning to show a pick-up in consumer spending. GDP growth is expected to rebound significantly to 2% next year from a negative 1% this year. Furthermore, the government is finally beginning to get back on the fast track for EMU entry by privatizing the state owned banks. In addition, the government recently agreed to sweeping changes in the tax code by reducing the corporate tax rate from 35% to 31% beginning in year 2000. Individual tax rates will drop to 32% from 39%. Offsetting those cuts is an increase in the excise tax. In the long term, this tax reform should provide a considerable boost to the economy.

STRUCTURE OF THE FUND
--------------------------------------------------------------------------------

         Unlike open-end mutual funds, closed-end funds do not issue or redeem shares on a daily basis. Closed-end funds have a fixed number of shares that trade on a stock exchange, with their share price determined by market factors such as supply and demand. As a result, closed-end funds may trade above their net asset value ("market premium"), or below their net asset value ("market discount"), with share prices fluctuating just like any other listed stock price.

   In contrast, the price of open-end funds is based on net asset value, and shares are sold either directly through the fund family, or through a broker. Shareholders may redeem their shares by selling them back to the fund at the current net asset value. An open-end fund must continuously offer and sell new shares to offset redemptions or else it will become too small to invest in an adequately diversified portfolio, and its fixed expenses will become a serious drag on investment returns.

   There are advantages to investing in both closed-end and open-end funds. Open-end funds are particularly appealing when they are part of a large fund family offering clients a variety of complementary investment objectives. Because of the possibility of unexpected redemptions, they usually invest in highly liquid securities, and they provide shareholders services such as telephone exchange privileges and direct-mail distribution.

   The closed-end format is particularly appealing for specialty investing, such as investment in the stocks of a particular foreign country or region. The closed-end fund manager does not have to hold a portion of fund assets in easy-to-sell securities to cover the possibility of shareholder redemptions, as the open-end fund manager must do. The closed-end fund manager may therefore concentrate on choosing the securities that will best allow the fund to meet its objectives.

   Studies comparing the relative performance of open-end and closed-end foreign equity funds have shown that, over time, closed-end funds may significantly outperform open-end funds. Results of one such study by a major securities firm suggest that the spread in performance may be as high as 300 basis points. This performance advantage for closed-end funds is due to several factors. Because closed-end funds are traded on an exchange without regard to net asset value, fund managers can focus on long-term investment return without the threat of raising cash for redemptions at market bottoms, or of investing new cash at market highs. In addition, closed-end funds have significantly lower expense ratios since they are not burdened with 12b-1 or other marketing fees generally levied by open-end funds.

SHARE BUY-BACKS INCREASED
--------------------------------------------------------------------------------

   The Directors of your Fund voted in March 1998 to increase the number of shares authorized for repurchase each year. The authorized limit of 5% will be net of all shares to be issued in the form of reinvested dividends, effective January 1, 1998. Thus the actual number of shares purchased in the open market can be considerably greater than 5%. For example, calendar year-to-date purchases of CEE's shares represent 5.2% of the amount outstanding at the beginning of the year.

   Shares issued for dividends tend to remain in shareholders' accounts and do not increase the float in the market. The Directors continue to believe the Fund represents excellent value.

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--April 30, 1999 (unaudited)
-------------------------------------------------------------------------------
   Shares             Description                 Value
------------          -----------              ----------

INVESTMENTS IN GERMAN
   SECURITIES--38.8% OF NET ASSETS
   COMMON STOCKS--37.5%

            AUTOMOTIVE--3.6%
   60,475   Daimler-Chrysler(1)               $  5,978,039
                                              ------------
            BANKING--8.0%
   29,000   Bayerische Hypothekenbank
              und Vereinsbank                    1,892,722
  160,000   Commerzbank                          5,178,989
  145,000   Dresdner Bank                        6,257,945
                                              ------------
                                                13,329,656

            CHEMICAL--3.1%
   20,000   BASF                                   876,916
   92,000   Hoechst                              4,364,694
                                              ------------
                                                 5,241,610
                                              ------------
            ELECTRICAL--4.2%
   94,000   Siemens                              6,960,324
                                              ------------
            INSURANCE--3.9%
   11,000   Allianz                              3,508,194
   15,000   Munchener Ruckversicherungs*         3,014,730
                                              ------------
                                                 6,522,924
                                              ------------
            MEDICAL EQUIPMENT--2.3%
   70,000   Fresenius Medical Care               3,761,537
                                              ------------
            MULTI-INDUSTRY--0.5%
   15,000   Preussag                               790,177
                                              ------------
            RETAIL--2.6%
   60,000   Metro                                4,341,211
                                              ------------
            TELECOMMUNICATIONS--3.6%
   46,000   Mannesmann                           6,062,886
                                              ------------
            TRANSPORTATION--1.5%
  110,000   Lufthansa                            2,548,240
                                              ------------
            UTILITIES--4.2%
   60,000   Rheinisch-Westfalisches
              Elektrizitatswerk                  2,748,164
   78,000   VEBA                                 4,282,187
                                              ------------
                                                 7,030,351
                                              ------------
            Total Common Stocks
              (cost $52,377,254)                62,566,955
                                              ------------

   PREFERRED STOCK--1.3%

            COMPUTER SERVICES--1.3%
    6,000   SAP
              (cost $2,421,347)               $  2,253,114
                                              ------------
            Total Investments in
              German Securities
              (cost $54,798,601)                64,820,069
                                              ------------




INVESTMENTS IN AUSTRIAN
   COMMON STOCKS--6.0%

            BANKING--4.1%
  110,000   Bank Austria                         6,831,378
                                              ------------
            BUSINESS SERVICES--1.1%
   30,000   DO & CO.                             1,824,705
                                              ------------
            TOBACCO--0.8%
   23,000   Austria Tabakwerke                   1,411,105
                                              ------------

            Total Investments in
              Austrian Common Stocks
              (cost $8,345,479)                 10,067,188
                                              ------------




INVESTMENTS IN CROATIAN
   COMMON STOCKS--1.2%

            BANKING--0.9%
  160,000   Zagrebacka Banka (GDR)               1,404,000
                                              ------------
            BREWING--0.3%
   10,887   Karlovacka Pivovara                    564,322
                                              ------------

            Total Investments in
              Croatian Common Stocks
              (cost $3,092,218)                  1,968,322
                                              ------------


--------------
(1) Investment in an affiliate of Deutsche Bank AG.
 *  Non-income producing securities.

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.

Shares      Description                          Value
------      -----------                          -----

INVESTMENTS IN CZECH
  REPUBLIC COMMON STOCKS--6.5%
            CONSTRUCTION--0.3%

  151,344   Metrostav                           $  501,984
                                                ----------
            ELECTRICAL--0.5%
  550,000   Ceske Energeticke Zavody*              775,930
                                                 ---------
            TELECOMMUNICATIONS--5.7%
   64,730   Ceske Radiokomunikace (GDR)*         2,378,828
  350,000   SPT Telecom                          5,078,424
  150,000   SPT Telecom (GDR)*                   2,175,000
                                                 ---------
                                                 9,632,252
                                                 ---------

            Total Investments in Czech
              Republic Common Stocks

              (cost $9,447,653)                 10,910,166
                                                ----------


INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--21.8%

            AUTOMOTIVE--1.0%

   67,202   Mezogep*                               571,543
   77,634   North American Bus*                  1,112,547
                                                 ---------
                                                 1,684,090
                                                 ---------

            BANKING--1.9%
   75,000   OTP Bank (GDR)                       3,181,345
                                                 ---------
            CHEMICAL--0.9%
   77,048   Pannonplast                          1,474,383
                                                 ---------
            COMPUTER SERVICES--0.9%
  110,000   Synergon Information
              Systems (GDR)                      1,397,000
                                                 ---------

            ENERGY SOURCES--5.6%
  415,000   Mol Magyar Olaj-
              ES Gazipari (GDR)                  9,337,500
                                                 ---------

            FOOD MANUFACTURING--1.0%
   52,100   Pick Szeged                          1,663,850
                                                 ---------
            LEISURE & TOURISM--0.8%
   78,800   Danubius Hotels*                     1,323,609
                                                 ---------
            PHARMACEUTICAL--1.3%
   44,000   Gedeon Richter                       1,627,828
   15,000   Gedeon Richter (GDR)                   561,000
                                                 ---------
                                                 2,188,828
                                                 ---------

TELECOMMUNICATIONS--8.4%

  500,000   Matav                             $  2,806,600
  400,000   Matav (ADR)                         11,275,000
                                                ----------
                                                14,081,600
                                                ----------
            Total Investments in
              Hungarian Common Stocks

              (cost $37,448,614)                36,332,205
                                                ----------

INVESTMENTS IN POLISH
  COMMON STOCKS--24.3%
            BANKING--5.2%

  150,000   Bank Handlowy w
              Warszawie (GDR)                    1,777,500
  167,331   Bank Rozwoju Eksportu                3,719,876
   40,000   Bank Przemyslowo--Handlowy           2,041,177
  215,286   Wielkopolski Bank Kredytowy          1,174,732
                                                 ---------
                                                 8,713,285
                                                ----------
            CABLES--0.7%

  889,392   Bydgoska Fabryka Kabli*              1,145,863
                                                 ---------
            COMPUTER SERVICES--1.1%
  100,000   Prokom Software (GDR)                1,610,000
   10,000   Softbank (GDR)                         327,500
                                                ----------
                                                 1,937,500
                                                ----------

            CONSTRUCTION--4.8%
  588,410   Budimex*                             3,002,623
  265,362   Exbud*                               1,977,562
  100,000   Exbud (GDR)*                           757,500
   75,852   Mostostal Warszawa*                    329,583
  105,000   Mostostal Warszawa
              144A (GDR)+                          427,875
  513,805   Mostostal Zabrze                     1,505,656
                                                 ---------
                                                 8,000,799
                                                ----------

            DATA PROCESSING--1.1%
  116,801   Computerland*                        1,814,642
                                                 ---------
            ELECTRICAL--6.0%
  840,142   Elektrim                             9,975,161
                                                 ---------
            TELECOMMUNICATIONS--5.4%
1,450,000   Telekomunikace
              Polska 144A (GDR)+                 9,026,250
                                                ----------

            Total Investments in
              Polish Common Stocks

              (cost $41,371,527)                40,613,500
                                                ----------

    *  Non-income producing securities.
    + 144A. Restricted to resale to institutional investors only. See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS
April 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------
U.S. Dollars
(in Thousands)        Description                   Value
--------------        -----------               ------------


            REPURCHASE AGREEMENT**--13.9%
   23,158   Agreement with Salomon Smith
             Barney, 4.85% dated 4/30/99, due
             5/3/99 in the amount of $23,166,859,
             collateralized by USTB of
             $22,760,000, 5.875% due 2/15/04
             (cost $23,157,500).................   $ 23,157,500

            Total Investments--112.5%
             (cost $177,661,592)................    187,868,950
            Liabilities in excess of cash
              and other assets--(12.5%).........    (20,913,010)

            NET ASSETS--100%....................   $166,955,940

            NUMBER OF SHARES
              OUTSTANDING.......................     10,397,695

            NET ASSET VALUE
              PER SHARE.........................         $16.06

**Investment of cash collateral received for portfolio securities on loan.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $177,661,592).... ..   $187,868,950
Cash and foreign currency.......................      2,399,083
Receivable for securities sold..................         10,411
Dividends receivable............................         95,310
Interest receivable.............................         98,600
Foreign withholding tax refund receivable.......         23,858
Other assets....................................          9,215
                                                    -----------
     Total assets...............................    190,505,427
                                                    -----------

LIABILITIES

Payable upon return of
  securities loaned.............................     23,157,500
Management fee payable..........................         81,965
Investment advisory fee payable.................         41,752
Payable for securities lending
  brokers' rebate and agency fees...............         90,710
Accrued expenses and accounts payable...........        177,560
                                                    -----------
     Total liabilities..........................     23,549,487
                                                   ------------

 NET ASSETS.....................................   $166,955,940
                                                   ============
Net assets consist of:
Paid-in capital, $.001 par (Authorized
 80,000,000 shares of common stock).............   $228,916,380
Cost of 3,108,280 shares held in treasury.......    (48,042,995)
 Accumulated net investment loss................     (1,447,623)
Accumulated net realized loss on
 investments and foreign currency
 transactions...................................    (22,660,752)
Net unrealized appreciation of
 investments and foreign currency...............     10,190,930
                                                   ------------
Net assets......................................   $166,955,940
                                                   ============

Net asset value per share
 ($166,955,940 / 10,397,695 shares of
 common stock issued and outstanding)...........         $16.06
                                                         ======



See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                            For the six
                                                            months ended
                                                           April 30, 1999
                                                           --------------
NET INVESTMENT LOSS
Income
   Dividends ...........................................   $   12,632
   Interest ............................................       69,432
                                                           ----------
   Total income ........................................       82,064
                                                           ----------
Expenses
   Management fee ......................................      520,955
   Investment advisory fee .............................      263,920
   Custodian and Transfer Agent's fees
     and expenses ......................................      135,772
   Directors' fees and expenses ........................       77,453
   Legal fee ...........................................       74,757
   Audit fee ...........................................       27,500
   Reports to shareholders .............................      119,786
   NYSE listing fee ....................................       14,334
   Miscellaneous .......................................       34,117
                                                           ----------
   Total expenses ......................................    1,268,594
                                                           ----------
Net investment loss ....................................   (1,186,530)
                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investments .........................................   (1,904,993)
   Foreign currency transactions .......................     (519,607)
Net change in unrealized appreciation on:
   Investments .........................................    6,688,824
   Translation of other assets and liabilities
     from foreign currency .............................       66,156
                                                           ----------
Net gain on investments and foreign
   currency transactions ...............................    4,330,380
                                                           ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................   $3,143,850
                                                           ==========

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)
--------------------------------------------------------------------------------

                                                               For the six             For the year
                                                               months ended                ended
                                                              April 30, 1999          October 31, 1998
                                                              --------------          ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) .........................     $  (1,186,530)         $   1,380,710
   Net realized gain (loss) on:
     Investments ........................................        (1,904,993)           (20,321,651)
     Foreign currency transactions ......................          (519,607)               113,624
   Net change in unrealized appreciation/depreciation on:
     Investments ........................................         6,688,824            (50,748,394)
     Translation of other assets
      and liabilities from
      foreign currency ..................................            66,156               (279,935)
                                                              -------------           ------------
   Net increase (decrease) in net assets
     resulting from operations ..........................         3,143,850            (69,855,646)
                                                              -------------           ------------
Distributions to shareholders from:
   Net investment income ................................        (1,543,986)               (97,817)
   Net realized short term
     capital gains* .....................................               --             (17,876,075)
   Net realized long term
     capital gains ......................................               --             (58,268,577)
                                                              -------------           ------------
                                                                 (1,543,986)           (76,242,469)
                                                              -------------           ------------
Capital share transactions:
   Net proceeds from reinvestment
     of dividends (66,019 and
     2,082,693 shares, respectively,
     issued from treasury) ..............................           866,499             37,618,631
   Cost of shares repurchased
     (710,000 and 2,680,954
     shares, respectively) ..............................        (9,335,561)           (43,667,225)
                                                              -------------           ------------
   Net decrease in net assets
     from capital share transactions ....................        (8,469,062)            (6,048,594)
                                                              -------------           ------------
Total decrease in net assets ............................        (6,869,198)          (152,146,709)

NET ASSETS
Beginning of period .....................................       173,825,138            325,971,847
End of period (including accumulated                         --------------          -------------
   net investment loss of $1,447,623
   and undistributed net investment
   income of $1,282,893,
   respectively) ........................................      $166,955,940            $173,825,138
                                                               ============            ============

---------------
*Characterized as ordinary income for tax purposes.

 See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--April 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central European Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 7, 1990 as The Future Germany Fund, Inc., a non-diversified, closed-end management investment company. The Fund commenced investment operations on March 6, 1990. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--April 30, 1999 (unaudited)(continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS
The Fund has entered into a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.  TRANSACTIONS WITH  AFFILIATES
For the six months ended April 30, 1999, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $74,507 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

For the six months ended April 30, 1999, interest income earned on the Deutsche mark account with Deutsche Bank AG was $30,979.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 were $ 63,212,034 and $ 60,050,532 respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 1998 of approximately $20.2 million which will expire in 2006. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
At April 30, 1999, the market value of the securities loaned and amount of collateral received with respect to such loans were $ 22,411,307 and $ 23,157,500, respectively. For the six months ended April 30, 1999, net earnings to the Fund from investing such collateral were $20,217, after deducting borrowers' rebate and agency fees of $367,527 and $9,121, respectively.

NOTE 6. CAPITAL
During the six months ended April 30, 1999 and the year ended October 31, 1998, the Fund purchased 710,000 and 2,680,954 of its shares of common stock on the open market at a total cost of $9,335,561 and $43,667,225, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 19.0% and 18.4%, respectively. These shares are held in treasury.

NOTE 7. LITIGATION
On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                For the six
                                                months ended                      For the year ended October 31,
                                                  April 30,     ------------------------------------------------------------------
                                                   1999           1998            1997            1996         1995        1994
                                                ---------       ---------       ---------      ---------    ---------    ---------
Per share operating performance:
Net asset value:
Beginning of period ..........................  $   15.74       $   28.00       $   24.56      $   20.70    $   18.65    $   16.76
                                                ---------       ---------       ---------      ---------    ---------    ---------
Net investment income (loss) .................       (.11)            .13             .09            .17          .13          .19
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..............................        .39           (6.18)           5.26           3.93         2.03         1.76
                                                ---------       ---------       ---------      ---------    ---------    ---------
Increase (decrease) from investment
  operations .                                        .28           (6.05)           5.35           4.10         2.16         1.95
                                                ---------       ---------       ---------      ---------    ---------    ---------
Increase resulting from share repurchases ....        .20             .82             .28            .14          .09          .02
                                                ---------       ---------       ---------      ---------    ---------    ---------
Distributions from net investment income .....       (.14)           (.01)           (.11)          (.13)        (.19)        (.08)
Distributions from net realized
   foreign currency gains+ ...................         --              --              --           (.03)        (.01)          --
Distributions from net realized
   short-term capital gains+ .................         --           (1.54)             --             --           --           --
Distributions from net realized
   long-term capital gains ...................         --           (5.02)          (1.81)          (.22)          --           --
                                                ---------       ---------       ---------      ---------    ---------    ---------
Total distributions ..........................       (.14)          (6.57)          (1.92)          (.38)        (.20)        (.08)
                                                ---------       ---------       ---------      ---------    ---------    ---------
Dilution in NAV from dividend reinvestment ...       (.02)           (.46)           (.27)            --           --           --
                                                ---------       ---------       ---------      ---------    ---------    ---------
Net asset value:
   End of period .............................  $   16.06       $   15.74       $   28.00      $   24.56    $   20.70    $   18.65
                                                =========       =========       =========      =========    =========    =========
Market value:
   End of period .............................  $   12.75       $ 13.0625       $  23.125      $  19.625    $   16.00    $   15.25
Total investment return for the period:++
   Based upon market value ...................      (1.35)%        (22.89)%         28.93%         25.28%        6.37%       (3.42)%
   Based upon net asset value ................       2.93%*        (26.09)%*        22.41%*        20.74%*      12.22%       12.90%
Ratio to average net assets:
   Total expenses ............................       1.48%**         1.17%           1.10%          1.08%        1.24%        1.14%
   Net investment income (loss) ..............       (.23)%**         .56%            .32%           .73%         .68%        1.07%
Portfolio turnover ...........................      36.15%          97.48%          68.20%         52.30%       38.89%       32.38%
Net assets at end of period (000's omitted) ..  $ 166,956       $ 173,825       $ 325,972      $ 289,133    $ 247,529    $ 226,554

------------
+   Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market value as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market value per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* Total investment return reflects the change in investment objectives of the Fund (see Note 1).
**  Annualized.

THE YEAR 2000 ISSUE (unaudited)
--------------------------------------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, are making satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

   The Fund will continue to receive updates from these and other outside vendors as they become available.

   Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans in 1999 if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.



DEUTSCHE BANK AG ACQUIRES BANKERS TRUST CORPORATION
--------------------------------------------------------------------------------

   On June 4, 1999, Deutsche Bank AG acquired Bankers Trust Corporation, creating the largest banking firm in the world. This will enable the combined entity to build upon Deutsche Bank's worldwide investment banking, custody, asset management, and private banking businesses. With Bankers Trust, Deutsche Bank not only broadens its own investment banking products, but expands its presence in the important American market. Combined assets under management are over $600 billion, making Deutsche Bank one of the largest fund managers in the world.

   Deutsche Bank and Bankers Trust each have a tradition of client service that is many decades old, and that forms the core of each firm's corporate culture. This combination is a reaffirmation of the commitment to continue to deliver the best financial products and services available worldwide.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019 (For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call
1-800-437-6269 in the U.S. or 617-443-6918 outside of the
U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell



DIRECTORS AND OFFICERS

MICHAEL W.R. DOBSON
Chairman and Director
DETLEF BIERBAUM
Director
JOHN A. BULT
Director
PROF. DR. CLAUS KOEHLER
Director
EDWARD C. SCHMULTS
Director
HANS G. STORR
Director
CHRISTIAN STRENGER
Director
DR. JUERGEN F. STRUBE
Director
ROBERT H. WADSWORTH
Director
WERNER WALBROEL
 Director
OTTO WOLFF von AMERONGEN
Director
KENNETH J. TARR
President and Chief Executive Officer
ROBERT R. GAMBEE
Chief Operating Officer and Secretary
JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer
LAURA J. WEBER
Assistant  Secretary  and  Assistant  Treasurer


------------------------------------------------------------

              VOLUNTARY CASH PURCHASE PROGRAM
               AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase
Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

               Investors Bank & Trust Company
                    Shareholder Services
                        P.O. Box 1537
                    Boston, MA 02205-1537
                     Tel. 1-800-356-2754

------------------------------------------------------------



------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The Central European
Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI customized composite index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

------------------------------------------------------------



                           CEE
                          LISTED
                           NYSE
               THE NEW YORK STOCK EXCHANGE



----------
All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
----------------------------------------------------------

THE FUND
The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock
Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed by Deutsche Bank
Securities Inc., using investment advice from the Deutsche
Asset Management International GmbH unit of Deutsche Bank
AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION
Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "CentEurEq". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ. It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site:
http://www.ceefund.com.


----------------------------------------------------------

There are three closed-end funds for your selection:

o  Germany Fund--investing primarily in equities of major
   German corporations.

o New Germany Fund--investing primarily in the middle market German companies, and up to 20% outside Germany
   (with no more than 10% in any single country outside of Germany).

o  Central European Equity Fund--investing primarily in
   Central and Eastern Europe.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918
(outside of the U.S.) for shareholder reports.

----------------------------------------------------------



                        [CEE LOGO]




                   The Central European
                    Equity Fund, Inc.


                    Semi-annual Report


                      April 30, 1999